UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 6, 2026

ALLIED GAMING & ENTERTAINMENT INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500.

New York, New York 10151

(Address of principal executive offices, including zip code)

(646)768-4240

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AGAE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter:

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2026, Allied Gaming & Entertainment Inc. (the “Company”) received a notice (the “Notice”) from the staff of The Nasdaq Stock Market (“Staff”) notifying the Company that the Staff has determined that the Company’s Common Stock, par value $0.0001 per share (“Common Stock”), will be scheduled for delisting from The Nasdaq Capital Market (“Nasdaq”) and will be suspended at the opening of business on May 15, 2026 (the “Staff Determination”), unless the Company requests an appeal of the Staff Determination before an independent Hearings Panel (the “Panel”) by May 13, 2026.

On November 4, 2025, Staff notified the Company that the bid price of the Common Stock had closed at less than $1.00 per share over 30 consecutive business days, and, as a result, did not comply with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). The Staff Determination was issued pursuant to Nasdaq Listing Rule 5810(c)(3)(A) on the grounds that the Company has not regained compliance with the Minimum Bid Price Rule during a 180-day compliance period and is not eligible for a second 180-day compliance period. Additionally, the Company has not filed its Annual Report on Form 10-K for the year ended December 31, 2025 (the “Delinquent 10-K”). Consistent with Nasdaq Listing Rule 5810(c)(2)(A), the Company is ineligible for Staff to review and accept a compliance plan with respect to the Delinquent 10-K. Accordingly, the Delinquent 10-K serves as an additional basis for delisting the Common Stock from Nasdaq.

The Company intends to timely request a hearing before the Panel pursuant to Nasdaq Listing Rule 5815(a). A request for a hearing regarding a delinquent filing will stay the suspension of the Common Stock for a period of 15 days from the date of the request. During this period, the Common Stock will continue to be listed and traded on Nasdaq under the ticker symbol “AGAE.” The Company intends to also request an extended stay of the suspension, pending the hearing. A Panel will review the request for an extended stay and notify the Company of its conclusion as soon as is practicable. However, there is no guarantee that such extended stay will be granted. The hearing process provides the Company with an opportunity to present a comprehensive plan to restore compliance with all applicable listing standards.

The Company is working diligently to regain compliance with the Minimum Bid Price Rule, including, but not limited to, through the potential effectuation of a reverse stock split, and to complete the filing of the Delinquent 10-K. However, there can be no assurance that the Company will be able to do so.

This disclosure is being made pursuant to Nasdaq Listing Rule 5810(b), which requires public disclosure of the Staff Determination no later than four business days following receipt.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Quorum Requirement

On May 11, 2026, the Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Bylaws, effective immediately (the “Amendment”), to reduce the number of shares that are required to be present in person or represented by proxy at a meeting of the Company’s stockholders (a “Meeting”) for purposes of establishing a quorum. Prior to such amendment, the presence in person or represented by proxy of the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat was required to establish a quorum for the transaction of business at a Meeting. As approved in the Amendment, the presence in person or represented by proxy of the holders of shares of capital stock having not less than thirty-three and one-third percent (33 1/3%) of the shares of capital stock entitled to vote thereat will constitute a quorum for the transaction of business at a Meeting.

The foregoing summary of the Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference in this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On May 11, 2026, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements under federal securities laws. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements include, but are not limited to, statements regarding the Company’s intention to request a hearing before the Panel; the expected stay of any suspension or delisting action pending such hearing; the Company’s ability to present a compliance plan and restore compliance with the Minimum Bid Price Requirement; and the Company’s ability to file the Delinquent 10-K. These forward-looking statements are based on current expectations, estimates, assumptions, and projections and involve known and unknown risks, uncertainties, and other factors—many of which are beyond the Company’s control—that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Important factors that may affect actual results include, among others, the Company’s ability to execute its growth strategy; the outcome of the Nasdaq hearings panel process; market conditions, regulatory changes, operational challenges; and other risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 9, 2025, and in subsequent filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Bylaws of the Company
99.1	Press release, dated May 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLIED GAMING & ENTERTAINMENT, INC.

By:	/s/ Roy Anderson
Name:	Roy Anderson
Title:	Chief Financial Officer

Date: May 11, 2026

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